Exhibit 99.1
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

In re                                  |       Case Nos. 06-16350-BKC-PGH
                                       |       through   06-16357-BKC-PGH
ITG VEGAS, INC., et al.                |                 06-16411-BKC-PGH
                                       |                 06-16441-BKC-PGH
         Debtors.                      |                 06-16412-BKC-PGH
                                       |
                                       |       (Jointly Administered under
                                       |       Case No. 06-16350-BKC-PGH)
                                       |       Chapter 11
---------------------------------------


           TRUSTEE'S MOTION FOR ORDER APPROVING SALE OF M/V ROYAL STAR
                  FREE AND CLEAR OF INTERESTS IN SUCH PROPERTY,
                        AND SEGREGATING PROCEEDS THEREOF
                        --------------------------------

                              NOTICE OF PUBLIC SALE
                              ---------------------
Public Sale to be conducted at United States Bankruptcy Court for the Southern District of Florida, West Palm Beach Division, Flagler Waterview Building, 1515
N. Flagler Drive, Room 801, Courtroom A, West Palm Beach, Florida 33401, on ___________, 2007 at _______ a.m./p.m.

In accordance with Local Rule 5005-1(F), any objections to this Motion shall be filed and served so as to be received by the movant and the Court not later than 4:30 p.m. on the second business day prior to the hearing.


     Mark Calvert, Chapter 11 Trustee (the "Trustee") for the estates of ITG Vegas, Inc. and its debtor affiliates ITG Palm Beach, LLC, Cruise Holdings I, LLC, Cruise Holdings II, LLC, Royal Star Entertainment, LLC ("Royal Star"), Riviera Beach Entertainment, LLC, Orion Casino Corporation, International Thoroughbred Gaming Development Corporation, Palm Beach Empress, Inc. ("PBE"), Palm Beach Maritime Corporation ("PBM"), and International Thoroughbred
Breeders, Inc. ("ITB") (collectively, the "Debtors"), by and through his undersigned counsel,(1) moves pursuant to 11 U.S.C. ss. 105(a) and ss. 363(b) for entry of an Order

-------------------------
(1) The Trustee desires to retain Greenberg Traurig, P.A. as his counsel in connection with these cases. Greenberg Traurig is in the process of confirming it is disinterested and making appropriate financial arrangements to permit it to accept this retention, subject to approval of this Court.

 (i) authorizing him to sell the M/V Royal Star (the "Royal
Star"), free and clear of any interests, to Lawrence Mullin (the "Purchaser") for $1,750,000 in cash, subject to higher and better offers, and (ii) segregating the proceeds thereof for a later determination by the Court of the respective claimed interests of PDS Gaming Corporation, through its attorney-in-fact PDS Funding 2004-A, LLC ("PDS-A") and PDS Gaming Corporation with respect to its claimed "Tranche B Debt" ("PDS-B"), and states:

                              Preliminary Statement
                              ---------------------

     1. As alleged by both the Official Committee of Unsecured Creditors (the "Committee") and PDS-A in their respective motions to convert this case to Chapter 7 and to appoint a Chapter 11 trustee, the Debtors are teetering on the brink of administrative insolvency and need an urgent infusion of cash in order to provide working capital necessary to rehabilitate and attempt to reorganize for the benefit of all creditors.

     2. As set forth in more detail below, the Trustee believes, in his business judgment, that the sale of the Royal Star to the Purchaser, in accordance with the Offer to Purchase attached hereto as Exhibit A, subject to higher and better offers, is in the best interests of the estates and their creditors, and accordingly should be approved. If approved, the sale will result in the immediate payment to the estates of much needed cash.(2)

                                  Jurisdiction
                                  ------------

     3. This Court has jurisdiction to entertain this Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334. Venue is proper in this district pursuant to 28
U.S.C. ss.ss. 1408 and 1409. This matter is a core proceeding pursuant to 28 U.S.C. ss.ss. 157(b).

-------------------------
(2) The right to use such cash, however, shall be sought by separate motion.

                                   Background
                                   ----------

     4. On December 4, 2006, each of the Debtors other than PBM, PBE and ITB filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. PBM and PBE filed their respective petitions on December 6, 2006, and ITB filed its petition on December 7, 2006.

     5. Pursuant to an Order dated December 6, 2006, this Court approved joint administration of the Debtors' Chapter 11 cases for procedural purposes only, pursuant to Federal Rule of Bankruptcy Procedure 1015(b).

     6. On December 26, 2007, the Court entered an Order Granting Debtors' Application for an Order Authorizing the Retention of Coastal Passenger Vessels, Ltd. LLP as Broker (C.P. #134), and on January 10, 2007, the Court entered an Amended Order Granting Debtors' Application for an Order Authorizing the Retention of Coastal Passenger Vessels, Ltd. LLP as Broker (C.P. #149), in which this Court authorized the retention of Coastal Passenger Vessels, Ltd. LLP ("CPV") as a broker for the Royal Star.

     7. On July 23, 2007, this Court issued its Order Directing Appointment of Chapter 11 Trustee and Setting Status Conference on Trustee's Report (C.P. #772); on July 27, 2007, the U.S. Trustee appointed Mark T. Calvert as Chapter 11 Trustee in these cases (C.P. #796); and on August 3, 2007, the Court entered an order approving the U.S. Trustee's appointment of Mr. Calvert as Trustee (C.P. #808).

     8. Since his appointment, the Trustee has endeavored to gain as much information as possible regarding the Debtors, their business and their operations, including by meeting with various parties in interest and the Debtors' management team. Nevertheless, the Trustee does not have first-hand knowledge of many of the facts contained in this Motion and, therefore, makes all allegations upon information and belief.

     9. As more fully described in the First Day Affidavit filed by the Debtors, the Debtors own three coastal entertainment cruise vessels. The Debtors' current business operates under the name of the Palm Beach Casino Line and offers five- to six-hour coastal entertainment cruises from the Port of Palm Beach on the M/V Palm Beach Princess (the "Princess").

     10. During up to fourteen scheduled cruises per week, the Princess offers a full range of cruise amenities and services to passengers including a fifteen thousand square-foot casino featuring full Las Vegas-style gaming, sit-down gourmet buffet dining, live revue shows and headline entertainment, five bars and lounges, a salt-water swimming pool and three sundecks, skeet shooting, massage therapy, and children's activities on selected cruises. The Princess is much larger and offers a significantly wider array of entertainment activities than what is found aboard most "cruise-to-nowhere" vessels, many of which provide only limited food and beverage and entertainment offerings. The Debtors own two other vessels, the M/V Big Easy and the Royal Star, which are not currently operating.

     11. The Trustee has learned that the Debtors and CPV have been marketing the Royal Star for some time now, and that CPV procured an offer from the Purchaser to purchase the Royal Star. Based on his analysis of the offer by the Purchaser, as well as the efforts undertaken by both the Debtor and CPV to market the Royal Star, the Trustee believes that the present offer from the Purchaser constitutes the highest and best offer to date, and should be approved.

     12. The general terms of the offer are as follows:

          o The Purchaser offers to purchase the Royal Star for a cash payment of $1,750,000 (the "Purchase Price").

          o    The  Purchaser  has made a cash  deposit  of 10% of the  Purchase
               Price.

          o The Purchaser shall have a 30-day diligence period, within which to decide whether to purchase of the Royal Star.

          o If the Purchaser decides not to purchase the Royal Star, the Purchaser's deposit will be refunded and the parties will have no further obligations to each other.

          o If the Purchaser decides to purchase the Royal Star, the Trustee will prepare a purchase agreement for review and execution within ten days of the date the agreement is transmitted to the Purchaser.

          o    The sale is subject to approval by this Court.

          o The sale will close within ten days of the Purchaser being declared as having submitted the highest and best offer.

          o If the Purchaser does not submit the highest and best offer, the Purchaser will be entitled to a refund if his deposit and reimbursement of reasonable due diligence costs.

          o Pursuant to previous orders of this Court, CPV shall be entitled to a 6% brokerage fee if the Royal Star is sold to the Purchaser, to be paid at closing.

                                Relief Requested
                                ----------------

     13. The Bankruptcy Code permits a trustee, after notice and a hearing, to use, sell or lease property of the estate even if it is not in the ordinary course of the debtor's business. See 11 U.S.C. ss. 363(b)(1). A court should approve a use, sale or lease under this section when the trustee articulates "some business justification." See In re Continental Airlines, Inc., 780 F.2d 1223, 1226 (5th Cir. 1986); In re Copy Crafters Quick Print, Inc., 92 B.R. 973, 981 (Bankr. N.D. N.Y. 1988); Matter of St. Petersburg Hotel Assoc., Ltd., 37 B.R. 341, 43 (Bankr. M.D. Fla. 1983). Further, in order to use, sell or lease property of the estate under ss. 363(b)(1), the trustee must demonstrate that
(i) accurate and reasonable notice was provided; (ii) the price to be paid for the property is adequate; and (iii) the use, sale or lease will be in good-faith (e.g., is not a lucrative deal to an "insider"). See In re Industrial Valley Refrigeration & Air Conditioning Supplies, Inc., 77 B.R. 15, 21 (Bankr. E.D. Pa.
1987). Each requirement is satisfied in this case.

     14. First, as detailed above, the Debtors are in urgent need of liquidity and working capital in order to turn around their operations and attempt to reorganize. In addition, the Trustee understands that the Debtors and CPV have been marketing the Royal Star, and believes that the offer from the Purchasers is the highest and best offer to date.

     15. Second, based on the imminent need for cash and the fact that the Debtors had been marketing the Royal Star for some time now, the Trustee believes that notice of the proposed sale of the Royal Star to the Purchaser, by way of this Motion, constitutes accurate and reasonable notice.

     16. Third, given the continued marketing of the Royal Star by the Debtors, and based upon his own investigation, the Trustee believes that the $1,750,000 purchase price to be paid by the Purchaser is adequate, but of course is subject to higher and better offers.

     17. Finally, the sale will be in good faith because, among other things, the Purchaser is a disinterested third party and not an insider of any of the Debtors.

     18. In addition, the Trustee may sell the Royal Star free and clear of any interest in such property pursuant to 11 U.S.C. ss. 363(f), because one or more of the requirements of 11 U.S.C. ss. 363(f) are met here: (1) applicable nonbankruptcy law permits sale of such property free and clear of such interest;
(2) such entity consents; (3) such interest is a lien and the price at which such property is to be sold is greater than the aggregate value of all liens on such property; (4) such interest is in bona fide dispute; or (5) such entity could be compelled, in a legal or equitable proceeding, to accept a money satisfaction of such interest.

     19. Here, among other factors, PDS-A and PDS-B claim interests in the Royal Star, but consent to the sale as described herein and to the segregation of the proceeds thereof, subject to a later determination by the Court of the respective claimed interests of PDS-A and PDS-B in the proceeds.

     20. Likewise, the purchase price exceeds the total aggregate value of all other trade creditor maritime liens on the Royal Star.

     21. Accordingly, the Trustee also requests that the Court order the proceeds of the sale of the Royal Star be maintained in a segregated accounting pending further order of the Court.

                                     Notice
                                     ------

     22. Federal Rule of Bankruptcy Procedure 2002(a)(2) requires the Trustee to provide at least 20 days' notice by mail to all creditors and indenture trustees before selling property under ss. 363(b)(1). By service of this Motion as set forth in more detail below, the Trustee is providing the requisite notice to all required parties.

     23. Federal Rule of Bankruptcy Procedure 2002(i) allows the Court to direct that the notice be provided only to the United States trustee, the Committee, and to the creditors and equity security holders who have served and filed requests for notices. Thus, in accordance with this Court's August 3, 2007 Order Granting Trustee's Ex Parte Motion to Limit Notice of Further Pleadings in these Cases Pursuant to Federal Rule of Bankruptcy Procedure 2002(i) and Local Rule 2002-1(K) (CP #811), service of this Motion on the Master Service list will constitute adequate notice of the sale. In addition, the Trustee will serve this Motion on all trade creditors who may assert maritime liens with respect to the Royal Star, as listed on the Debtors' Bankruptcy Schedule D for Debtor Royal Star.

     24. Federal Rule of Bankruptcy Procedure 2002(c)(1) requires notice of a sale to include the time and place of any public sale, the terms and conditions of any private sale and the time fixed for filing objections. The Trustee submits that the notice legend on the first page of this Motion, along with service of a notice of hearing issued by this Court setting forth the date and time of the sale hearing, will constitute due and adequate notice in accordance with Rule 2002.

                                   Conclusion
                                   ----------

     25. Based on his business judgment and in light of the foregoing facts and circumstances, the Trustee respectfully requests that the Court approve the sale of the Royal Star to the Purchaser, or such other purchaser making a higher and better offer, and that the Court order the proceeds of such sale segregated pending further order of the Court.

     WHEREFORE, the Trustee respectfully requests that the Court approve the sale of the Royal Star to the Purchaser, or such other purchaser making a higher and better offer, order the proceeds of such sale segregated pending further order of the Court, and grant such additional relief as the Court deems appropriate.

     I hereby certify that I am admitted to the Bar of the United States District Court for the Southern District of Florida and I am in compliance with the additional qualifications to practice in this Court set forth in Local Rule 2090-1(A).

     Dated this ____ day of August, 2007.

                                     Respectfully submitted,

                                     GREENBERG TRAURIG, P.A.
                                     (Proposed) Attorneys for Chapter 11 Trustee
                                     1221 Brickell Avenue
                                     Miami, Florida  33131
                                     Telephone:  (305) 579-0500
                                     Facsimile:  (305) 579-0717


                                     By:
                                        --------------------------------
                                                         MARK D. BLOOM
                                                    Florida Bar No. 303836
                                                       bloomm@gtlaw.com
                                                       ----------------
                                                       JAMES P.S. LESHAW
                                                    Florida Bar No. 917745
                                                       leshawj@gtlaw.com
                                                       -----------------
                                                       SCOTT M. GROSSMAN
                                                    Florida Bar No. 0176702
                                                     grossmansm@gtlaw.com

                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that a true and correct copy of the foregoing Motion was served (i) via electronic transmission on all CM/ECF registered users; (ii) via first class U.S. mail, postage prepaid on all trade creditors who may assert maritime liens with respect to the Royal Star, as listed on the Debtors' Bankruptcy Schedule D for Debtor Royal Star, a copy of which is attached to the original hereof; and (iii) via first class U.S. mail, postage prepaid, on all other parties identified on the Master Service List attached to the original hereof, this ____ day of August, 2007.

                                          /s/  Scott M. Grossman
                                             -------------------
                                               SCOTT M. GROSSMAN